EXHIBIT (j)(1)

                             CONSENT OF ROPES & GRAY

                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 34 to the Registration Statement of the BB&T Funds on Form N-1A under the Securities Act of 1933, as amended.

                                                     /s/ ROPES & GRAY LLP

Washington, D.C.
November 25, 2003

                                      C-58